                                                                  EXHIBIT NO. 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-25513, 33-33187, 33-46804, 33-55543,
333-02203, 333-31132, 333-46940, 333-54542, 333-61990, 333-67674, and 333-74570.



/s/ Arthur Andersen, LLP

Birmingham, Alabama
March 1, 2002